WORLDWATER, INC.

                                 BALANCE SHEETS

                           December 31, 1996 and 1995

                                    (Audited)

                                                       December 31,
       ASSETS                                              1996        1995
                                                       -----------  -----------

Current assets:
  Cash                                                 $    12,818  $     5,096
  Inventory                                                102,998         --
  Accounts receivable                                          470        8,780
                                                       -----------  -----------
       Total current assets                                116,286       13,876

  Property and Equipment, Net                               44,503       36,371
  Deposits                                                     384        1,584
                                                       -----------  -----------
       TOTAL ASSETS                                    $   161,173  $    51,831
                                                       ===========  ===========

  LIABILITIES AND STOCKHOLDERS' DEFICIENCY

Current Liabilities:
  Accounts payable and accrued expenses                $   377,974  $   241,192
  Accrued interest                                         473,378      271,923
  Accrued salaries                                         145,250       89,750
  Notes payable                                            140,984      143,667
  Current maturities of long-term debt -
    convertible notes                                    1,752,000      986,000
                                                       -----------  -----------
       Total Current Liabilities                         2,889,586    1,732,532

  Long-Term Debt - Convertible Notes,
    Net of Current Maturities                              550,000      850,000
                                                       -----------  -----------

       TOTAL LIABILITIES                                 3,439,586    2,582,532

Stockholders' Deficiency:
  Common stock, $.001 par value; authorized
    20,000,000 shares at December 31, 1996,                  9,570        7,946
    and 10,000,000 shares at December 31, 1995; issued
    and outstanding 9,569,908 shares at December 31,
    1996, and 7,945,908 shares at December 31, 1995
  Additional paid-in capital                             1,996,929    1,498,553
  Accumulated deficit                                   (5,284,912)  (4,037,200)
                                                       -----------  -----------
       Total Stockholders' Deficiency                   (3,278,413)  (2,530,701)
                                                       -----------  -----------

            TOTAL LIABILITIES AND
              STOCKHOLDERS'DEFICIENCY                  $   161,173  $    51,831
                                                       ===========  ===========

                                WORLDWATER, INC.

                            STATEMENTS OF OPERATIONS
                 for the years ended December 31, 1996 and 1995

                                    (Audited)

                                                 December 31,
                                                     1996             1995
                                                 -----------      -----------

Sales                                            $    13,988      $     6,780

Cost of Goods Sold                                     4,346            9,951
                                                 -----------      -----------

     Gross Profit (Loss)                               9,642           (3,171)

Research and Development Expenses                    681,974          579,446
Marketing, General and
  Administrative Expenses                            371,911          341,953
                                                 -----------      -----------

Loss from Operations                              (1,044,243)        (924,570)

Other Expense:
  Interest expense                                   203,469          164,727
                                                 -----------      -----------

Net Loss                                          (1,247,712)      (1,089,297)

Accumulated Deficit at Beginning of Year          (4,037,200)      (2,947,903)
                                                 -----------      -----------

Accumulated Deficit at End of Year               $(5,284,912)     $(4,037,200)
                                                 ===========      ===========

                                WORLDWATER, INC.

                            STATEMENTS OF CASH FLOWS
                 for the years ended December 31, 1996 and 1995

                                    (Audited)

                                                          1996          1995
                                                          ----          ----
Cash Flows from Operating Activities:
Net loss                                             $(1,247,712)   $(1,089,297)
Adjustments to reconcile net loss to
  net cash used in operating activities:
     Depreciation                                          8,600          3,628
     Valuation reserve                                      --           44,780
     Changes in assets and liabilities:
        Accounts payable and
           accrued expenses                              136,782         (7,706)
        Accrued interest                                 201,455        117,447
        Inventory                                       (102,998)          --
        Accrued salaries                                  55,500         23,000
        Accounts receivable                                8,310         (8,780)
                                                     -----------    -----------
  Net Cash Used in Operating Activities                 (940,063)      (916,928)

Cash Flows from Investing Activities:
  Decrease in deposits                                     1,200         28,416
  Capital expenditures                                   (16,732)       (14,437)
  Decrease in notes receivable                              --           11,072
                                                     -----------    -----------
Net Cash Provided By Investing Activities                (15,532)        25,051

Cash Flows from Financing Activities:
  Proceeds from issuance of convertible
     notes                                               466,000        624,432
  Payments of notes payable                               (2,683)        (1,840)
  Proceeds from issuance of common stock                 500,000        273,398
                                                     -----------    -----------
  Net Cash Provided in Financing Activities              963,317        895,990
                                                     -----------    -----------
Net Increase in Cash                                       7,722          4,113
Cash at Beginning of Year                                  5,096            983
                                                     -----------    -----------

Cash at End of Period                                $    12,818    $     5,096
                                                     ===========    ===========

                                WORLDWATER, INC.

                                  BALANCE SHEET

                      for the quarter ended March 31, 1997

                                   (Unaudited)

         ASSETS

Current assets:
   Cash                                                             $     2,575
   Inventory                                                            245,375
   Accounts receivable                                                      470
   Prepaid expenses                                                       1,300
                                                                    -----------
        Total current assets                                            249,720

   Property and Equipment, Net                                           50,120
   Deposits                                                                 384
                                                                    -----------
        TOTAL ASSETS                                                $   300,224
                                                                    ===========

        LIABILITIES AND STOCKHOLDERS' DEFICIENCY

Current Liabilities:
   Accounts payable and accrued expenses                            $   378,611
   Accrued interest                                                     524,378
   Accrued salaries                                                     145,250
   Notes payable                                                        152,750
   Current maturities of long-term debt -
     convertible notes                                                1,705,500
                                                                    -----------
        Total Current Liabilities                                     2,906,489

   Long-Term Debt - Convertible Notes,
     Net of Current Maturities                                          550,000
                                                                    -----------

        TOTAL LIABILITIES                                             3,456,489

Stockholders' Deficiency:
   Common stock, $.001 par value; issued                                  9,570
     and outstanding 9,569,908 shares at March 31, 1997

   Additional paid-in capital                                         2,496,928
   Accumulated deficit                                               (5,662,763)
                                                                    -----------
        Total Stockholders' Deficiency                               (3,156,264)
                                                                    -----------

        TOTAL LIABILITIES AND
          STOCKHOLDERS'DEFICIENCY                                   $   300,224
                                                                    ===========

                                WORLDWATER, INC.

                            STATEMENTS OF OPERATIONS
                      for the quarter ended March 31, 1997

                                   (Unaudited)

Sales                                                       $   3,880

Cost of Goods Sold                                             69,332
                                                            ---------

             Gross Profit (Loss)                              (65,452)

Research and Development Expenses                             117,717
Marketing, General and
 Administrative Expenses                                      136,596
                                                            ---------

Loss from Operations                                         (319,765)

Other Expense:
  Interest expense                                             58,085
                                                            ---------

Net Loss                                                    $(377,851)
                                                            =========

                                WORLDWATER, INC.

                             STATEMENT OF CASH FLOWS
                      for the quarter ended March 31, 1997

                                   (Unaudited)

Cash Flows from Operating Activities:
Net loss                                                              $(377,851)
Adjustments to reconcile net loss to
    net cash used in operating activities:
  Depreciation                                                            1,500
  Valuation reserve                                                        --
Changes in assets and liabilities:
  Accounts payable and accrued expenses                                     637
  Accrued interest                                                       51,000
  Inventory                                                            (142,377)
  Accrued salaries                                                         --
  Accounts receivable                                                      --
                                                                      ---------
Net Cash Used in Operating Activities                                  (467,091)

Cash Flows from Investing Activities:
  Increase in deposits                                                   (1,300)
  Capital expenditures                                                   (7,117)
  Decrease in notes receivable                                             --
                                                                      ---------
Net Cash Provided By Investing Activities                                (8,417)

Cash Flows from Financing Activities:
  Proceeds from issuance of convertible notes (46,500)
  Payments of notes payable                                              11,765
  Proceeds from issuance of common stock                                500,000
                                                                      ---------
Net Cash Provided in Financing Activities                               465,265
                                                                      ---------
Net Decrease in Cash                                                    (10,243)
Cash at Beginning of Year                                                12,818
                                                                      ---------

Cash at End of Period                                                 $   2,575
                                                                      =========

                             GOLDEN BEVERAGE COMPANY
                                 AND SUBSIDIARY

                             BALANCE SHEET(PROFORMA)

                           December 31, 1996 and 1995

                                                     December 31,
                ASSETS                                   1996           1995
                                                     -----------    -----------

Current assets:
  Cash                                               $    12,818    $     5,096
  Inventory                                              102,998           --
  Accounts receivable                                        470          8,780
                                                     -----------    -----------
        Total current assets                             116,286         13,876

  Property and Equipment, Net                             44,503         36,371
  Deposits                                                   384          1,584
                                                     -----------    -----------
        TOTAL ASSETS                                 $   161,173    $    51,831
                                                     ===========    ===========

  LIABILITIES AND STOCKHOLDERS' DEFICIENCY

Current Liabilities:
  Accounts payable and accrued expenses              $   377,974    $   241,192
  Accrued interest                                       473,378        271,923
  Accrued salaries                                       145,250         89,750
  Notes payable                                          140,984        143,667
  Current maturities of long-term debt -
    convertible notes                                  1,752,000        986,000
                                                     -----------    -----------
        Total Current Liabilities                      2,889,586      1,732,532

  Long-Term Debt - Convertible Notes,
     Net of Current Maturities                           550,000        850,000
                                                     -----------    -----------

        TOTAL LIABILITIES                              3,439,586      2,582,532

Stockholders' Deficiency:
  Common stock                                             9,272          9,272
  Additional paid-in capital                           2,993,209      2,993,209
  Accumulated deficit                                 (6,280,894)    (5,533,182)
                                                     -----------    -----------
        Total Stockholders' Deficiency                (3,278,413)    (2,530,701)
                                                     -----------    -----------

        TOTAL LIABILITIES AND
          STOCKHOLDERS'DEFICIENCY                    $   161,173    $    51,831
                                                     ===========    ===========

                             GOLDEN BEVERAGE COMPANY
                                 AND SUBSIDIARY

                       STATEMENTS OF OPERATIONS (PROFORMA)
                 for the years ended December 31, 1996 and 1995

                                                    December 31,
                                                        1996            1995
                                                    -----------     -----------

Sales                                               $    13,988     $     6,780

Cost of Goods Sold                                        4,346           9,951
                                                    -----------     -----------

     Gross Profit (Loss)                                  9,642          (3,171)

Research and Development Expenses                       681,974         579,446
Marketing, General and
  Administrative Expenses                               371,911         341,953
                                                    -----------     -----------

Loss from Operations                                 (1,044,243)       (924,570)

Other Expense:
  Interest expense                                      203,469         164,727
                                                    -----------     -----------

Net Loss                                             (1,247,712)     (1,089,297)

Accumulated Deficit at Beginning of Year             (4,037,200)     (2,947,903)
                                                    -----------     -----------

Accumulated Deficit at End of Year                  $(5,284,912)    $(4,037,200)
                                                    ===========     ===========

                             GOLDEN BEVERAGE COMPANY
                                 AND SUBSIDIARY

                       STATEMENTS OF CASH FLOWS(PROFORMA)
                 for the years ended December 31, 1996 and 1995

                                                        1996            1995
                                                        ----            ----
Cash Flows from Operating Activities:
Net loss                                            $(1,247,712)    $(1,089,297)
Adjustments to reconcile net loss to
  net cash used in operating activities:
     Depreciation                                         8,600           3,628
     Valuation reserve                                     --            44,780
     Changes in assets and liabilities:
        Accounts payable and
           accrued expenses                             136,782          (7,706)
        Accrued interest                                201,455         117,447
        Inventory                                      (102,998)           --
        Accrued salaries                                 55,500          23,000
        Accounts receivable                               8,310          (8,780)
                                                    -----------     -----------
  Net Cash Used in Operating Activities                (940,063)       (916,928)

Cash Flows from Investing Activities:
     Decrease in deposits                                 1,200          28,416
     Capital expenditures                               (16,732)        (14,437)
     Decrease in notes receivable                          --            11,072
                                                    -----------     -----------
Net Cash Provided By Investing Activities               (15,532)         25,051

Cash Flows from Financing Activities:
     Proceeds from issuance of convertible notes        466,000         624,432
     Payments of notes payable                           (2,683)         (1,840)
     Proceeds from issuance of common stock             500,000         273,398
                                                    -----------     -----------
  Net Cash Provided in Financing Activities             963,317         895,990
                                                    -----------     -----------
Net Increase in Cash                                      7,722           4,113
Cash at Beginning of Year                                 5,096             983
                                                    -----------     -----------

Cash at End of Period                               $    12,818     $     5,096
                                                    ===========     ===========

                             GOLDEN BEVERAGE COMPANY
                                 AND SUBSIDIARY

                            BALANCE SHEET (PROFORMA)

                      for the quarter ended March 31, 1997

                       ASSETS

Current assets:
  Cash                                                              $     2,575
  Inventory                                                             245,375
  Accounts receivable                                                       470
  Prepaid expenses                                                        1,300
                                                                    -----------
        Total current assets                                            249,720

  Property and Equipment, Net                                            50,120
  Deposits                                                                  384
                                                                    -----------
        TOTAL ASSETS                                                $   300,224
                                                                    ===========

  LIABILITIES AND STOCKHOLDERS' DEFICIENCY

Current Liabilities:
  Accounts payable and accrued expenses                             $   378,611
  Accrued interest                                                      524,378
  Accrued salaries                                                      145,250
  Notes payable                                                         152,750
  Current maturities of long-term debt -
    convertible notes                                                 1,705,500
                                                                    -----------
         Total Current Liabilities                                    2,906,489

  Long-Term Debt - Convertible Notes,
    Net of Current Maturities                                           550,000
                                                                    -----------

         TOTAL LIABILITIES                                            3,456,489

Stockholders' Deficiency:
  Common stock                                                            9,272
  Additional paid-in capital                                          2,993,209
  Accumulated deficit                                                (6,158,745)
                                                                    -----------
        Total Stockholders' Deficiency                               (3,156,264)
                                                                    -----------

        TOTAL LIABILITIES AND
          STOCKHOLDERS'DEFICIENCY                                   $   300,224
                                                                    ===========

                             GOLDEN BEVERAGE COMPANY
                                 AND SUBSIDIARY

                       STATEMENTS OF OPERATIONS (PROFORMA)
                      for the quarter ended March 31, 1997

Sales                                                                 $   3,880

Cost of Goods Sold                                                       69,332
                                                                      ---------

        Gross Profit (Loss)                                             (65,452)

Research and Development Expenses                                       117,717
Marketing, General and
  Administrative Expenses                                               136,596
                                                                      ---------

Loss from Operations                                                   (319,765)

Other Expense:
  Interest expense                                                       58,085
                                                                      ---------

Net Loss                                                              $(377,851)
                                                                      =========

                             GOLDEN BEVERAGE COMPANY
                                 AND SUBSIDIARY

                             STATEMENT OF CASH FLOWS
                      for the quarter ended March 31, 1997

Cash Flows from Operating Activities:
Net loss                                                              $(377,851)
Adjustments to reconcile net loss to
        net cash used in operating activities:
     Depreciation                                                         1,500
     Valuation reserve                                                     --
Changes in assets and liabilities:
     Accounts payable and
        accrued expenses                                                    637
     Accrued interest                                                    51,000
     Inventory                                                         (142,377)
     Accrued salaries                                                      --
     Accounts receivable                                                   --
                                                                      ---------
Net Cash Used in Operating Activities                                  (467,091)

Cash Flows from Investing Activities:
     Increase in deposits                                                (1,300)
     Capital expenditures                                                (7,117)
     Decrease in notes receivable                                          --
                                                                      ---------
Net Cash Provided By Investing Activities                                (8,417)

Cash Flows from Financing Activities:
  Proceeds from issuance of convertible notes (46,500)
  Payments of notes payable                                              11,765
  Proceeds from issuance of common stock                                500,000
                                                                      ---------
Net Cash Provided in Financing Activities                               465,265
                                                                      ---------
Net Decrease in Cash                                                    (10,243)
Cash at Beginning of Year                                                12,818
                                                                      ---------

Cash at End of Period                                                 $   2,575
                                                                      =========

                             GOLDEN BEVERAGE COMPANY
                                 AND SUBSIDIARY

                     NOTES TO FINANCIAL STATEMENTS(PROFORMA)

1.   Changes in Control of Registrant/Acquisition or Disposition of Asset:

     On April 10, 1997, Golden Beverage Company ("Registrant") filed an original 8-K reporting a reverse acquisition of WorldWater, Inc., a Delaware corporation. This filing amends the original report by adding the required financial statements for the acquisition described in Items 1 and 2 of the original 8-K Report.

2.   Consideration:

     The cost of acquiring WorldWater, Inc. by Golden Beverage Company was 113,072 shares to existing shareholders of Golden Beverage Company, 1,017,640 shares to consultants and 8,141,128 shares to existing shareholders of WorldWater, Inc., of the company Common Stock. There were no additional monies or costs incurred by either company for this transaction.

3.   Accounting Treatment:

     The Proforma financial statements reflect the consolidated numbers of both companies using the pooling of interest method of accounting under general accepted accounting principles.